===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                 --------------
                                    FORM 8-K
                                 --------------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: September 30, 1999
              (Date of earliest event reported): September 17, 1999



                              HARBINGER CORPORATION
                (Exact name of Company specified in its charter)



          GEORGIA                                 0-26298                             58-1817306
(State or other jurisdiction of         (Commission File Number)           (IRS Employer Identification No.)
incorporation or organization)





 1277 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                      30319
  (Address of principal executive offices)                      (Zip Code)







                                 (404) 467-3000
                (Company's telephone number, including area code)


===============================================================================

Item 5.  Other events.

On September 17, 1999, Harbinger Corporation issued a press release filed herewith as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


(c)      Exhibits

99.1     Press Release of Harbinger Corporation dated September 17, 1999

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HARBINGER CORPORATION


                                       /s/ James McCormick
                                       ---------------------------------------
                                       James McCormick
                                       Chief Financial Officer
                                       (Principal Financial Officer;
                                       Principal Accounting Officer)



Date:  September 30, 1999

                                  EXHIBIT INDEX


Exhibit No.              Description                                                           Page
-------------------      ----------------------------------------------------------------      ----

99.1                     Press Release of Harbinger Corporation dated September 17, 1999